Exhibit 99.1

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2014

    Endurance Specialty Holdings Ltd.

    Waterloo House, 100 Pitts Bay Rd.

    Pembroke HM 08, Bermuda

    Investor Relations

    Phone: (441) 278-0988

    Fax: (441) 278-0493

    email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2013.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2013 and 2012 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM—Not meaningful.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED		Previous
		MARCH 31,		Quarter
		2014	2013	Change
HIGHLIGHTS	Net income	$104,480	$100,299	4.2%
	Net income available to common and participating common shareholders	96,292	92,111	4.5%
	Net income allocated to common shareholders	93,523	90,601	3.2%
	Operating income [a]	102,559	97,988	4.7%
	Operating income available to common and participating common shareholders [a]	94,371	89,800	5.1%
	Operating income allocated to common shareholders [a]	91,658	88,328	3.8%
	Operating cash flow	(25,596)	23,493	(209.0)%
	Net investment income	40,990	49,305	(16.9)%
	Gross premiums written	1,157,515	1,177,362	(1.7)%
	Net premiums written	798,705	908,915	(12.1)%
	Net premiums earned	396,266	420,117	(5.7)%
	Total assets	9,794,782	9,431,481	3.9%
	Total shareholders’ equity	3,001,109	2,766,250	8.5%

PER SHARE	Basic and diluted earnings per common share
AND SHARES DATA	Net income (as reported)	$2.17	$2.13	1.9%
	Operating income (as reported) [a]	$2.12	$2.08	1.9%
As Reported	Weighted average common shares outstanding	43,160	42,431	1.7%
	Weighted average common shares outstanding and dilutive potential common shares [e]	43,160	42,444	1.7%
	Common dividends paid per share	$0.34	$0.32	6.3%
Book Value Per	Book value [b]	$59.42	$55.10	7.8%
Common Share	Diluted book value (treasury stock method) [b]	$57.53	$54.10	6.3%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	3.8%	4.0%	(0.2)
	ROAE, operating income [a] [c]	3.8%	3.9%	(0.1)
	Return on beg. common equity (ROBE), net income [d]	3.9%	4.0%	(0.1)
	ROBE, operating income [a] [d]	3.8%	3.9%	(0.1)
	Annualized ROAE, net income [c]	15.3%	16.0%	(0.7)
	Annualized ROAE, operating income [a] [c]	15.0%	15.6%	(0.6)
	Annualized ROBE, net income [d]	15.7%	16.2%	(0.5)
	Annualized ROBE, operating income [a] [d]	15.4%	15.8%	(0.4)
	Annualized investment yield	2.6%	3.1%	(0.5)
GAAP	Loss ratio	44.6%	52.1%	(7.5)
	Acquisition expense ratio	18.2%	17.1%	1.1
	General and administrative expense ratio	18.5%	15.8%	2.7

	Combined ratio	81.3%	85.0%	(3.7)

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 24 for a reconciliation to net income.
[b]	For detailed calculations, please refer to page 25.
[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares.
[d]	Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares.
[e]	Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME—QUARTERLY

	QUARTERS ENDED
	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	MAR. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$1,157,515	$370,809	$544,363	$572,710	$1,177,362	$1,061,649
Premiums ceded	(358,810)	(90,745)	(149,030)	(108,089)	(268,447)	(218,593)

Net premiums written	$798,705	$280,064	$395,333	$464,621	$908,915	$843,056
Change in unearned premiums	(402,439)	219,423	158,212	78,714	(488,798)	(431,421)

Net premiums earned	$396,266	$499,487	$553,545	$543,335	$420,117	$411,635
Other underwriting (loss) income	(1,238)	(2,740)	(943)	888	749	(335)

Total underwriting revenues	$395,028	$496,747	$552,602	$544,223	$420,866	$411,300

UNDERWRITING EXPENSES
Net losses and loss expenses	$176,896	$302,620	$339,036	$359,058	$218,970	$262,767
Acquisition expenses	72,157	82,151	78,775	71,868	71,636	68,489
General and administrative expenses	73,206	79,599	67,470	81,359	66,478	66,041

Total underwriting expenses	$322,259	$464,370	$485,281	$512,285	$357,084	$397,297

Underwriting income	$72,769	$32,377	$67,321	$31,938	$63,782	$14,003

OTHER OPERATING REVENUE
Net investment income	$40,990	$46,346	$38,097	$32,468	$49,305	$57,075
Interest expense	(9,051)	(9,050)	(9,048)	(9,052)	(9,038)	(9,047)
Amortization of intangibles	(1,617)	(1,634)	(1,652)	(1,625)	(2,101)	(2,777)

Total other operating revenue	$30,322	$35,662	$27,397	$21,791	$38,166	$45,251

INCOME BEFORE OTHER ITEMS	$103,091	$68,039	$94,718	$53,729	$101,948	$59,254
OTHER
Net foreign exchange (losses) gains	($2,964)	($5,718)	($2,201)	($3,368)	($2,927)	$18,137
Net realized and unrealized investment gains (losses)	4,872	5,197	(6,640)	10,372	6,235	5,203
Total other-than-temporary impairment losses	(111)	(41)	(190)	(579)	(806)	—
Portion of loss recognised in other comprehensive income (loss)	—	—	—	—	—	(219)

Net impairment losses recognised in earnings	(111)	(41)	(190)	(579)	(806)	(219)
Income tax (expense) benefit	(408)	(296)	(2,271)	865	(4,151)	167

NET INCOME	$104,480	$67,181	$83,416	$61,019	$100,299	$82,542
Preferred dividends	(8,188)	(8,186)	(8,188)	(8,188)	(8,188)	(8,188)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$96,292	$58,995	$75,228	$52,831	$92,111	$74,354

KEY RATIOS/PER SHARE DATA
Loss ratio	44.6%	60.7%	61.3%	66.1%	52.1%	63.9%
Acquisition expense ratio	18.2%	16.4%	14.2%	13.2%	17.1%	16.6%
General and administrative expense ratio	18.5%	15.9%	12.2%	15.0%	15.8%	16.0%

Combined ratio	81.3%	93.0%	87.7%	94.3%	85.0%	96.5%

Basic earnings per common share	$2.17	$1.33	$1.70	$1.21	$2.13	$1.72
Diluted earnings per common share [b]	$2.17	$1.33	$1.70	$1.21	$2.13	$1.72
ROAE, net income [a]	3.8%	2.4%	3.2%	2.3%	4.0%	3.4%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME—PRIOR YEARS

	YEAR ENDED
	DEC. 31, 2013	DEC. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$2,665,244	$2,549,026
Premiums ceded	(616,311)	(519,531)

Net premiums written	$2,048,933	$2,029,495
Change in unearned premiums	(32,449)	(15,595)

Net premiums earned	$2,016,484	$2,013,900
Other underwriting loss	(2,046)	(2,183)

Total underwriting revenues	$2,014,438	$2,011,717

UNDERWRITING EXPENSES
Net losses and loss expenses	$1,219,684	$1,520,995
Acquisition expenses	304,430	303,179
General and administrative expenses	294,906	235,689

Total underwriting expenses	$1,819,020	$2,059,863

Underwriting income (loss)	$195,418	($48,146)

OTHER OPERATING REVENUE
Net investment income	$166,216	$173,326
Interest expense	(36,188)	(36,174)
Amortization of intangibles	(7,012)	(10,347)

Total other operating revenue	$123,016	$126,805

INCOME BEFORE OTHER ITEMS	$318,434	$78,659
OTHER
Net foreign exchange (losses) gains	($14,214)	$15,911
Net realized and unrealized investment gains	15,164	72,139
Total other-than-temporary impairment losses	(1,616)	(364)
Portion of loss recognised in other comprehensive (loss) income	—	(483)

Net impairment losses recognised in earnings	(1,616)	(847)
Income tax expense	(5,853)	(3,346)

NET INCOME	$311,915	$162,516
Preferred dividends	(32,750)	(32,750)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$279,165	$129,766

KEY RATIOS/PER SHARE DATA
Loss ratio	60.5%	75.5%
Acquisition expense ratio	15.1%	15.1%
General and administrative expense ratio	14.6%	11.7%

Combined ratio	90.2%	102.3%

Basic earnings per common share	$6.37	$3.00
Diluted earnings per common share [b]	$6.37	$3.00
ROAE, net income [a]	11.8%	5.8%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013
ASSETS
Cash and cash equivalents	$916,665	$845,851	$789,999	$942,062	$857,187
Fixed maturity investments available for sale, at fair value	4,794,445	4,823,964	4,800,838	4,755,091	5,008,753
Short term investments available for sale, at fair value	46,167	35,028	11,599	15,382	1,400
Equity securities available for sale, at fair value	271,530	252,466	262,866	232,919	188,927
Other investments	621,914	617,478	594,156	569,393	554,715
Premiums receivable, net	1,265,371	669,198	1,006,227	1,271,818	1,193,578
Insurance and reinsurance balances receivable	136,733	127,722	123,777	111,405	106,222
Deferred acquisition costs	231,167	186,027	197,048	210,740	212,953
Prepaid reinsurance premiums	443,498	187,209	263,499	292,911	340,066
Reinsurance recoverable on unpaid losses	534,335	593,755	513,080	594,020	588,576
Reinsurance recoverable on paid losses	59,784	164,220	428,300	101,753	11,891
Accrued investment income	23,161	24,104	21,783	25,404	24,865
Goodwill and intangible assets	163,761	165,378	167,000	168,621	169,899
Deferred tax assets	48,496	51,703	50,148	52,240	41,505
Receivable on pending investment sales	83,445	54,910	124,236	78,243	35,608
Other assets	154,310	179,109	192,104	128,446	95,336

TOTAL ASSETS	$9,794,782	$8,978,122	$9,546,660	$9,550,448	$9,431,481

LIABILITIES
Reserve for losses and loss expenses	3,847,774	4,002,259	4,052,102	4,145,581	$4,026,536
Reserve for unearned premiums	1,678,233	1,018,851	1,314,687	1,500,253	1,625,883
Deposit liabilities	18,684	19,458	17,577	17,785	22,533
Reinsurance balances payable	307,569	181,061	347,048	262,582	203,048
Debt	527,539	527,478	527,506	527,401	527,421
Payable on pending investment purchases	239,313	129,047	224,473	181,060	111,969
Other liabilities	174,561	213,419	224,257	179,732	147,841

TOTAL LIABILITIES	$6,793,673	$6,091,573	$6,707,650	$6,814,394	$6,665,231

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Common shares	44,601	44,369	44,250	44,331	43,169
Additional paid-in capital	575,684	569,116	560,204	556,255	520,257
Accumulated other comprehensive income	89,359	62,731	69,457	31,438	137,439
Retained earnings	2,274,265	2,193,133	2,147,899	2,086,830	2,048,185

TOTAL SHAREHOLDERS’ EQUITY	$3,001,109	$2,886,549	$2,839,010	$2,736,054	$2,766,250

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$9,794,782	$8,978,122	$9,546,660	$9,550,448	$9,431,481

Book value per common share	$59.42	$56.99	$55.89	$53.51	$55.10
Diluted book value per common share (treasury stock method)	$57.53	$55.18	$54.33	$51.95	$54.10
RATIOS
Debt-to-capital	15.0%	15.5%	15.7%	16.2%	16.0%

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ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril

(in millions of dollars)

Largest 1 in 100 year PML as of January 1, 2014 is equal to 10.6% of Shareholders’ Equity as of March 31, 2014.

	Estimated Occurrence Net Loss as of January 1, 2014						Jan. 1, 2013	Jan. 1, 2012
		10 Year	25 Year	50 Year	100 Year	250 Year	100 Year	100 Year
		Return	Return	Return	Return	Return	Return	Return
Zone	Peril	Period	Period	Period	Period	Period	Period	Period
United States	Hurricane	$135	$191	$237	$293	$357	$429	$574
Europe	Windstorm	92	173	233	317	428	346	384
California	Earthquake	42	155	199	238	326	395	409
Japan	Windstorm	32	102	140	144	154	201	317
Northwest U.S.	Earthquake	—	5	32	95	192	154	206
Japan	Earthquake	9	45	81	109	142	111	189
United States	Tornado/Hail	37	56	72	88	114	86	123
Australia	Earthquake	1	6	27	86	138	88	73
New Zealand	Earthquake	1	4	10	24	55	24	29
Australia	Windstorm	3	11	29	52	96	53	48
New Madrid	Earthquake	—	—	—	9	69	10	12

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013.

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ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE QUARTER ENDED MARCH 31, 2014

Net Premiums Written = $798.7 million

[a]	Other specialty includes the agriculture line in the Insurance segment and the specialty line in the Reinsurance segment.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2014			MAR. 31, 2013
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$652,276	$505,239	$1,157,515	$652,943	$524,419	$1,177,362

Net premiums written	$343,027	$455,678	$798,705	$404,694	$504,221	$908,915

Net premiums earned	$144,021	$252,245	$396,266	$151,152	$268,965	$420,117
Other underwriting (loss) income	—	(1,238)	(1,238)	—	749	749

Total underwriting revenues	$144,021	$251,007	$395,028	$151,152	$269,714	$420,866

UNDERWRITING EXPENSES
Net losses and loss expenses	$88,533	$88,363	$176,896	$99,464	$119,506	$218,970
Acquisition expenses	12,261	59,896	72,157	14,616	57,020	71,636
General and administrative expenses	41,288	31,918	73,206	35,627	30,851	66,478

Total expenses	$142,082	$180,177	$322,259	$149,707	$207,377	$357,084

UNDERWRITING INCOME	$1,939	$70,830	$72,769	$1,445	$62,337	$63,782

GAAP RATIOS
Loss ratio	61.5%	35.0%	44.6%	65.7%	44.4%	52.1%
Acquisition expense ratio	8.5%	23.7%	18.2%	9.7%	21.2%	17.1%
General and administrative expense ratio	28.7%	12.7%	18.5%	23.6%	11.5%	15.8%

Combined ratio AS REPORTED	98.7%	71.4%	81.3%	99.0%	77.1%	85.0%

Effect of favorable prior accident year reserve development	8.1%	15.3%	12.7%	11.4%	12.4%	12.1%

Combined ratio net of prior accident year reserve development	106.8%	86.7%	94.0%	110.4%	89.5%	97.1%

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ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	MAR. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$652,276	$200,726	$344,819	$276,941	$652,943	$635,347

Net premiums written	$343,027	$111,976	$224,338	$191,502	$404,694	$427,781

Net premiums earned	$144,021	$235,967	$291,477	$267,878	$151,152	$161,630
Other underwriting income	—	—	—	—	—	—

Total underwriting revenues	$144,021	$235,967	$291,477	$267,878	$151,152	$161,630

UNDERWRITING EXPENSES
Net losses and loss expenses	$88,533	$230,708	$228,409	$215,844	$99,464	$113,702
Acquisition expenses	12,261	16,754	18,440	14,968	14,616	16,214
General and administrative expenses	41,288	42,804	35,641	43,524	35,627	34,435

Total expenses	$142,082	$290,266	$282,490	$274,336	$149,707	$164,351

UNDERWRITING INCOME (LOSS)	$1,939	($54,299)	$8,987	($6,458)	$1,445	($2,721)

GAAP RATIOS
Loss ratio	61.5%	97.8%	78.4%	80.6%	65.7%	70.4%
Acquisition expense ratio	8.5%	7.1%	6.3%	5.6%	9.7%	10.0%
General and administrative expense ratio	28.7%	18.1%	12.2%	16.2%	23.6%	21.3%

Combined ratio AS REPORTED	98.7%	123.0%	96.9%	102.4%	99.0%	101.7%

Effect of favorable prior accident year reserve development	8.1%	2.0%	2.1%	2.1%	11.4%	4.9%

Combined ratio net of prior accident year reserve development	106.8%	125.0%	99.0%	104.5%	110.4%	106.6%

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ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	MAR. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$505,239	$170,083	$199,544	$295,769	$524,419	$426,302

Net premiums written	$455,678	$168,088	$170,995	$273,119	$504,221	$415,275

Net premiums earned	$252,245	$263,520	$262,068	$275,457	$268,965	$250,005
Other underwriting (loss) income	(1,238)	(2,740)	(943)	888	749	(335)

Total underwriting revenues	$251,007	$260,780	$261,125	$276,345	$269,714	$249,670

UNDERWRITING EXPENSES
Net losses and loss expenses	$88,363	$71,912	$110,627	$143,214	$119,506	$149,065
Acquisition expenses	59,896	65,397	60,335	56,900	57,020	52,275
General and administrative expenses	31,918	36,795	31,829	37,835	30,851	31,606

Total expenses	$180,177	$174,104	$202,791	$237,949	$207,377	$232,946

UNDERWRITING INCOME	$70,830	$86,676	$58,334	$38,396	$62,337	$16,724

GAAP RATIOS
Loss ratio	35.0%	27.3%	42.3%	52.0%	44.4%	59.7%
Acquisition expense ratio	23.7%	24.8%	23.0%	20.7%	21.2%	20.9%
General and administrative expense ratio	12.7%	14.0%	12.1%	13.7%	11.5%	12.6%

Combined ratio AS REPORTED	71.4%	66.1%	77.4%	86.4%	77.1%	93.2%

Effect of favorable prior accident year reserve development	15.3%	21.3%	16.0%	20.8%	12.4%	3.6%

Combined ratio net of prior accident year reserve development	86.7%	87.4%	93.4%	107.2%	89.5%	96.8%

9

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	MAR. 31, 2012
INSURANCE SEGMENT
Agriculture	$527,894	$58,220	$200,062	$131,633	$564,474	$533,667
Casualty and other specialty	74,895	76,666	95,862	87,614	56,467	55,491
Professional lines	38,780	55,056	34,221	38,296	20,964	36,345
Property	10,707	10,784	14,674	19,398	11,038	9,844

TOTAL INSURANCE	$652,276	$200,726	$344,819	$276,941	$652,943	$635,347

REINSURANCE SEGMENT
Catastrophe	$126,648	$13,778	$38,676	$155,431	$147,866	$143,182
Property	166,413	9,358	91,653	48,384	148,411	106,746
Casualty	84,982	29,900	27,649	54,417	129,392	106,003
Professional lines	25,619	113,089	25,670	12,528	12,307	708
Specialty	101,577	3,958	15,896	25,009	86,443	69,663

TOTAL REINSURANCE	$505,239	$170,083	$199,544	$295,769	$524,419	$426,302

REPORTED TOTALS	$1,157,515	$370,809	$544,363	$572,710	$1,177,362	$1,061,649

10

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	MAR. 31, 2012
INSURANCE SEGMENT
Agriculture	$281,645	$24,454	$120,617	$84,537	$341,130	$354,920
Casualty and other specialty	41,721	50,022	72,431	63,373	43,261	41,823
Professional lines	14,570	32,138	20,972	27,788	14,203	30,205
Property	5,091	5,362	10,318	15,804	6,100	833

TOTAL INSURANCE	$343,027	$111,976	$224,338	$191,502	$404,694	$427,781

REINSURANCE SEGMENT
Catastrophe	$78,963	$12,270	$12,551	$138,041	$131,398	$133,718
Property	166,322	9,417	90,528	44,516	148,411	106,746
Casualty	83,392	29,495	27,648	54,419	127,963	104,766
Professional lines	25,619	113,089	25,670	12,528	12,307	708
Specialty	101,382	3,817	14,598	23,615	84,142	69,337

TOTAL REINSURANCE	$455,678	$168,088	$170,995	$273,119	$504,221	$415,275

REPORTED TOTALS	$798,705	$280,064	$395,333	$464,621	$908,915	$843,056

11

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	MAR. 31, 2012
INSURANCE SEGMENT
Agriculture	$56,313	$143,876	$200,739	$172,492	$56,431	$59,969
Casualty and other specialty	54,470	57,905	55,929	55,872	54,123	53,234
Professional lines	24,341	25,816	24,220	27,757	30,924	33,884
Property	8,897	8,370	10,589	11,757	9,674	14,543

TOTAL INSURANCE	$144,021	$235,967	$291,477	$267,878	$151,152	$161,630

REINSURANCE SEGMENT
Catastrophe	$62,926	$66,026	$67,778	$86,560	$84,795	$82,337
Property	76,918	87,032	88,195	90,934	86,555	68,378
Casualty	48,254	61,218	61,244	53,814	53,048	54,425
Professional lines	33,194	24,793	15,181	13,691	14,304	15,383
Specialty	30,953	24,451	29,670	30,458	30,263	29,482

TOTAL REINSURANCE	$252,245	$263,520	$262,068	$275,457	$268,965	$250,005

REPORTED TOTALS	$396,266	$499,487	$553,545	$543,335	$420,117	$411,635

12

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE QUARTER
ENDED MAR. 31, 2014
Average common equity [a]	$2,513,829
Net premiums earned	$396,266
Combined ratio	81.3%
Operating margin	18.7%
Premium leverage	0.16x

Implied ROAE from underwriting activity	3.0%

Average cash and invested assets at amortized cost	$6,448,260
Investment leverage	2.57x
Year to date investment income yield, pretax	0.6%

Implied ROAE from investment activity	1.5%

Financing Costs [b]	(0.7)%

Implied Pre-tax Operating ROAE, for period [c]	3.8%

Implied Pre-tax Operating ROAE, annualized [c]	15.2%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b]	Financing costs include interest expense and preferred dividends.
[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity—underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

13

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	2013	2012
Average common equity [a]	$2,513,829	$2,432,780	$2,357,532	$2,321,152	$2,425,853	$2,230,881
Net premiums earned	$396,266	$499,487	$553,545	$543,335	$2,016,484	$2,013,900
Premium leverage	0.16x	0.21x	0.23x	0.23x	0.83x	0.90x

Annualized premium leverage	0.64x	0.84x	0.92x	0.92x	0.83x	0.90x

Average cash and invested assets at amortized cost	$6,448,260	$6,377,107	$6,340,454	$6,389,569	$6,425,209	$6,303,881

Investment leverage	2.57x	2.62x	2.69x	2.75x	2.65x	2.83x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

14

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF MARCH 31, 2014 AND DECEMBER 31, 2013

	March 31, 2014		December 31, 2013
	Fair Value	Percentage	Fair Value	Percentage
Type of Investment
Cash and equivalents [a]	$760,797	11.7%	$771,714	11.9%
Short-term investments	46,167	0.7%	35,028	0.5%
Fixed maturity investments
U.S. government and government agencies notes	627,748	9.7%	769,343	11.8%
Government and agency guaranteed corporates	49,626	0.8%	35,145	0.5%
U.S. government agency residential mortgage-backed securities	1,102,015	16.9%	1,116,433	17.3%
U.S. government agency commercial mortgage-backed securities	57,028	0.9%	49,431	0.8%
Municipals	28,132	0.4%	26,854	0.4%
Foreign government	204,425	3.1%	182,647	2.8%
Corporate securities	1,255,579	19.2%	1,227,299	18.9%
Non-agency residential mortgage-backed securities	81,406	1.3%	80,788	1.2%
Non-agency commercial mortgage-backed securities	914,931	14.1%	903,456	13.9%
Asset-backed securities	473,555	7.3%	432,568	6.7%
Equity securities
Equity investments	194,583	3.0%	174,669	2.7%
Emerging market debt fund	61,790	1.0%	60,844	0.9%
Preferred equity investments	9,828	0.2%	8,223	0.1%
Short-term fixed income fund	5,329	0.1%	8,730	0.1%
Other investments [b]	621,914	9.6%	617,478	9.5%

Total	$6,494,853	100.0%	$6,500,650	100.0%

	Fair Value	Percentage	Fair Value	Percentage
Ratings [c]
U.S. government and government agencies notes	$627,748	13.0%	$769,343	15.8%
AAA/Aaa	996,691	20.6%	972,820	20.0%
AA/Aa	1,789,744	36.9%	1,771,156	36.5%
A/A	935,778	19.3%	895,549	18.4%
BBB	385,759	8.0%	363,722	7.5%
Below BBB	81,104	1.7%	66,791	1.4%
Not Rated	23,788	0.5%	19,611	0.4%

Total	$4,840,612	100.0%	$4,858,992	100.0%

	March 31, 2014	December 31, 2013
Performance
Yield [d]	2.6%	2.6%
Duration in years [e]	2.94	3.11

Investment Income	Quarter Ended Mar. 31, 2014	Quarter Ended Dec. 31, 2013	Quarter Ended Sept. 30, 2013	Quarter Ended June 30, 2013	Quarter Ended Mar. 31, 2013	Year Ended Dec. 31, 2013
Cash and available for sale securities	$27,448	$25,108	$24,853	$25,688	$26,246	$101,895
Other investments	13,542	21,238	13,244	6,780	23,059	64,321

Total net investment income	$40,990	$46,346	$38,097	$32,468	$49,305	$166,216

Note:	[a] Cash and equivalents, including operating cash, are shown net of investments pending settlement.
[b]	Other investments includes investments in alternative and specialty funds.
[c]	Excludes cash and equivalents, equity securities and other investments
[d]	Earned yield for the quarter ending 3/31/14 and twelve months ending 12/31/13 excludes realized and unrealized gains and losses on fixed maturity investments
[e]	Duration excludes equity securities, other investments and operating cash.

15

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS

AS OF MARCH 31, 2014

	March 31, 2014
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (4)
ISSUER (1) (2) (3)
MORGAN STANLEY	$49,607	$50,527	$920	A-
JPMORGAN CHASE & CO	43,641	43,927	286	A
BANK OF AMERICA CORP	42,851	43,155	304	A-
CITIGROUP INC	39,769	40,156	387	A-
GOLDMAN SACHS GROUP INC/THE	39,227	39,728	501	A-
GENERAL ELECTRIC CO	34,208	34,364	156	AA+
COMCAST CORPORATION	29,944	30,479	535	A-
AMERICAN EXPRESS COMPANY	26,192	26,226	34	A-
VERIZON COMMUNICATIONS INC	24,389	24,790	401	BBB+
MITSUBISHI UFJ FINANCIAL GROUP INC	22,156	22,448	292	A+
WELLS FARGO & COMPANY	21,725	21,844	119	A+
BB& T CORP	19,199	19,230	31	A-
AT&T INC	19,022	19,102	80	A-
NEW YORK LIFE INSURANCE COMPANY	17,111	17,299	188	AA+
NATIONAL GRID PLC	14,657	16,009	1,352	A-
BP PLC	13,959	13,901	(58)	A
ANHEUSER-BUSCH INVEB SA/NV	12,471	12,429	(42)	A
FORD MOTOR COMPANY	11,969	12,095	126	BBB-
MERCK & CO INC	12,067	12,008	(59)	AA
PRINCIPAL FINANCIAL GROUP INC	11,928	11,993	65	A+
BNP PARIBAS SA	11,797	11,791	(6)	A+
INTERNATIONAL BUSINESS MACHINES CORP	11,284	11,421	137	AA-
ABBVIE INC	11,261	11,244	(17)	A
PFIZER INC	10,167	10,169	2	AA
HSBC HOLDINGS PLC	9,708	9,720	12	A+

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.
(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.
(3)	Includes preferred equity securities.
(4)	Represents weighted average credit quality of underlying issues.

16

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED MAR. 31, 2014
	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$4,002,259	($593,755)	$3,408,504

Incurred related to:
Current year	353,294	(126,086)	227,208
Prior years	(47,026)	(3,286)	(50,312)

Total Incurred	306,268	(129,372)	176,896

Paid related to:
Current year	(6,722)	1,927	(4,795)
Prior years	(459,088)	186,820	(272,268)

Total Paid	(465,810)	188,747	(277,063)

Foreign currency translation and other	5,057	45	5,102

Balance, end of period	$3,847,774	($534,335)	$3,313,439

17

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIOD ENDED MAR. 31, 2014

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2014	($11,648)	($38,664)	($50,312)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2013

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2013	($17,295)	($33,373)	($50,668)
Quarter ended June 30, 2013	(5,625)	(57,180)	(62,805)
Quarter ended September 30, 2013	(6,210)	(41,850)	(48,060)
Quarter ended December 31, 2013	(4,773)	(56,086)	(60,859)

Year ended December 31, 2013	($33,903)	($188,489)	($222,392)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2012

			Total
	Insurance	Reinsurance	Company
Incurred related to prior years
Quarter ended March 31, 2012	($7,847)	($9,054)	($16,901)
Quarter ended June 30, 2012	(13,633)	(5,919)	(19,552)
Quarter ended September 30, 2012	(17,439)	(38,203)	(55,642)
Quarter ended December 31, 2012	(7,267)	(20,795)	(28,062)

Year ended December 31, 2012	($46,186)	($73,971)	($120,157)

18

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	($2,140)	($15)	($616)	($233)	($4,733)	($5,597)
Casualty and other specialty	(6,716)	(1,183)	(4,263)	(4,976)	(4,942)	(15,364)
Professional lines	(1,128)	(2,891)	(427)	1,672	667	(979)
Property	(1,664)	(684)	(904)	(2,088)	(8,287)	(11,963)

TOTAL INSURANCE	(11,648)	(4,773)	(6,210)	(5,625)	(17,295)	(33,903)

REINSURANCE SEGMENT
Catastrophe	(7,761)	(13,602)	(9,234)	(26,439)	(11,911)	($61,186)
Property	(14,757)	(11,217)	(21,107)	(23,444)	(1,626)	(57,394)
Casualty	(2,751)	(9,590)	(1,640)	(900)	(8,240)	(20,370)
Professional lines	(2,029)	(2,735)	(4,558)	(996)	(5,658)	(13,947)
Specialty	(11,366)	(18,942)	(5,311)	(5,401)	(5,938)	(35,592)

TOTAL REINSURANCE	(38,664)	(56,086)	(41,850)	(57,180)	(33,373)	(188,489)

REPORTED TOTALS	($50,312)	($60,859)	($48,060)	($62,805)	($50,668)	($222,392)

19

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance					Reinsurance						Reported Totals
	Agriculture	Casualty and other specialty	Professional lines	Property	Subtotal	Catastrophe	Property	Casualty	Professional lines	Specialty	Subtotal	Total
AT MAR. 31, 2014
Case reserves	$66,471	$320,049	$113,911	$23,553	$523,984	$155,088	$180,130	$241,452	$60,856	$98,289	$735,815	$1,259,799
Total reserves	$199,656	$1,284,231	$501,131	$38,801	$2,023,819	$255,949	$308,471	$768,394	$226,711	$264,430	$1,823,955	$3,847,774
Case reserves / Total reserves	33.3%	24.9%	22.7%	60.7%	25.9%	60.6%	58.4%	31.4%	26.8%	37.2%	40.3%	32.7%

IBNR / Total reserves	66.7%	75.1%	77.3%	39.3%	74.1%	39.4%	41.6%	68.6%	73.2%	62.8%	59.7%	67.3%

AT DEC. 31, 2013
Case reserves	$257,939	$316,170	$110,880	$23,410	$708,399	$167,152	$196,715	$239,385	$65,353	$101,716	$770,321	$1,478,720
Total reserves	$342,368	$1,276,300	$501,755	$38,467	$2,158,890	$265,626	$323,798	$769,067	$215,235	$269,643	$1,843,369	$4,002,259
Case reserves / Total reserves	75.3%	24.8%	22.1%	60.9%	32.8%	62.9%	60.8%	31.1%	30.4%	37.7%	41.8%	36.9%

IBNR / Total reserves	24.7%	75.2%	77.9%	39.1%	67.2%	37.1%	39.2%	68.9%	69.6%	62.3%	58.2%	63.1%

AT SEPT. 30, 2013
Case reserves	$279,916	$309,162	$131,741	$24,337	$745,156	$164,615	$201,127	$231,990	$67,671	$106,517	$771,920	$1,517,076
Total reserves	$310,092	$1,271,903	$525,084	$39,057	$2,146,136	$290,357	$355,104	$757,882	$213,916	$288,707	$1,905,966	$4,052,102
Case reserves / Total reserves	90.3%	24.3%	25.1%	62.3%	34.7%	56.7%	56.6%	30.6%	31.6%	36.9%	40.5%	37.4%

IBNR / Total reserves	9.7%	75.7%	74.9%	37.7%	65.3%	43.3%	43.4%	69.4%	68.4%	63.1%	59.5%	62.6%

AT JUNE 30, 2013
Case reserves	$271,424	$331,791	$127,378	$25,667	$756,260	$140,909	$221,468	$223,392	$70,091	$101,973	$757,833	$1,514,093
Total reserves	$415,026	$1,274,263	$513,875	$39,730	$2,242,894	$294,752	$375,388	$738,074	$215,216	$279,257	$1,902,687	$4,145,581
Case reserves / Total reserves	65.4%	26.0%	24.8%	64.6%	33.7%	47.8%	59.0%	30.3%	32.6%	36.5%	39.8%	36.5%

IBNR / Total reserves	34.6%	74.0%	75.2%	35.4%	66.3%	52.2%	41.0%	69.7%	67.4%	63.5%	60.2%	63.5%

AT MAR. 31, 2013
Case reserves	$171,382	$327,726	$127,426	$27,993	$654,527	$173,606	$249,203	$216,559	$68,928	$106,774	$815,070	$1,469,597
Total reserves	$307,140	$1,252,914	$517,849	$42,962	$2,120,865	$288,537	$394,088	$727,572	$214,821	$280,653	$1,905,671	$4,026,536
Case reserves / Total reserves	55.8%	26.2%	24.6%	65.2%	30.9%	60.2%	63.2%	29.8%	32.1%	38.0%	42.8%	36.5%

IBNR / Total reserves	44.2%	73.8%	75.4%	34.8%	69.1%	39.8%	36.8%	70.2%	67.9%	62.0%	57.2%	63.5%

20

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	QUARTER ENDED	YEARS ENDED DECEMBER 31,		INCEPTION TO
	MAR. 31, 2014	2013	2012	MAR. 31, 2014
Income and Return on Equity:
Net income available to common and participating common shareholders	$96,292	$279,165	$129,766	$2,846,604
Operating income available to common and participating common shareholders	94,371	281,021	54,295	2,766,122
Average Shareholders’ equity [a]	2,513,829	2,456,549	2,230,881	2,036,720

Net income return on average equity	3.8%	11.4%	5.8%	11.4	% [c]
Operating return on average equity	3.8%	11.4%	2.4%	11.1	% [c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$57.53	$55.18	$52.88	$57.53
Dividends paid per share	0.34	1.28	1.24	11.19

Change in diluted book value per common share	4.3%	4.3%	4.6%	16.1	% [c]

Total return to common shareholders [b]	4.9%	6.8%	7.0%	20.8	% [c]

[a]	Excludes the $430 million liquidation value of the preferred shares.
[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c]	Represents average non-compounded annual returns since December 31, 2001.

21

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION—TWO CLASS METHOD

		QUARTERS ENDED MAR. 31,
		2014	2013
DILUTIVE SHARES OUTSTANDING:	Average market price per share	$53.15	$43.92
AS REPORTED	Basic weighted average common shares outstanding [a]	43,160	42,431
	Add: weighted avg. unvested restricted share units	—	1
	Weighted average exercise price per share	—	—
	Proceeds from unrecognized restricted share unit expense	—	$10
	Less: restricted share units bought back via treasury method	—	—
	Add: weighted avg. dilutive options outstanding	815	32
	Weighted average exercise price per share	$47.94	$27.67
	Proceeds from unrecognized option expense	$4,623	—
	Less: options bought back via treasury method	(815)	(20)

	Weighted average dilutive shares outstanding [b]	43,160	42,444

Notes:	[a] Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

[b]    Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS PER SHARE INFORMATION—TWO CLASS METHOD

	QUARTERS ENDED MAR. 31,
	2014	2013
Net income	$104,480	$100,299
Less preferred dividends	(8,188)	(8,188)

Net income available to common and participating common shareholders	$96,292	$92,111
Less amount allocated to participating common shareholders [a]	(2,769)	(1,510)

Net income allocated to common shareholders	$93,523	$90,601

Denominator:
Weighted average shares—basic	43,160	42,431

Share Equivalents
Options	—	12
Restricted share units	—	1

Weighted average shares—diluted	43,160	42,444

Basic earnings per common share	$2.17	$2.13

Diluted earnings per common share [b]	$2.17	$2.13

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

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ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION

EARNINGS PER SHARE INFORMATION—TWO CLASS METHOD

	Two-Class Method
	QUARTERS ENDED MAR. 31,
	2014	2013
Net income	$104,480	$100,299
Add (less) after-tax items:
Net foreign exchange losses	2,972	2,909
Net realized and unrealized investment gains	(5,004)	(5,992)
Net impairment losses recognized in earnings	111	772

Operating income before preferred dividends	$102,559	$97,988
Preferred dividends	(8,188)	(8,188)

Operating income available to common and participating common shareholders	$94,371	$89,800
Less amount allocated to participating common shareholders [a]	(2,713)	(1,472)

Operating income allocated to common shareholders	$91,658	$88,328

Weighted average common shares outstanding
Basic	43,160	42,431
Dilutive	43,160	42,444

Basic per common share data
Net income allocated to common shareholders	$2.17	$2.13
Add (less) after-tax items:
Net foreign exchange losses	0.07	0.07
Net realized and unrealized investment gains	(0.12)	(0.14)
Net impairment losses recognized in earnings	—	0.02

Operating income allocated to common shareholders	$2.12	$2.08

Diluted per common share data
Net income allocated to common shareholders	$2.17	$2.13
Add (less) after-tax items:
Net foreign exchange losses	0.07	0.07
Net realized and unrealized investment gains	(0.12)	(0.14)
Net impairment losses recognized in earnings	—	0.02

Operating income allocated to common shareholders [b]	$2.12	$2.08

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

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ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		MAR. 31,		DEC. 31,
		2014	2013	2013
DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$53.83	$47.81	$58.67
AS-IF CONVERTED [a]	Basic common shares outstanding	43,268	42,398	43,108
	Add: unvested restricted shares and restricted share units	1,333	772	1,261
	Add: dilutive options outstanding	815	28	815
	Weighted average exercise price per share	$47.94	$27.61	$47.94
	Book Value [b]	$2,571,109	$2,336,250	$2,456,549
	Add: proceeds from converted options	39,071	773	39,071

	Pro forma book value	$2,610,180	$2,337,023	$2,495,620
	Dilutive shares outstanding	45,416	43,198	45,184

	Basic book value per common share	$59.42	$55.10	$56.99
	Diluted book value per common share	$57.47	$54.10	$55.23

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$53.83	$47.81	$58.67
TREASURY STOCK METHOD	Basic common shares outstanding	43,268	42,398	43,108
	Add: unvested restricted shares and restricted share units	1,333	772	1,261
	Add: dilutive options outstanding	815	28	815
	Weighted average exercise price per share	$47.94	$27.61	$47.94
	Less: options bought back via treasury method	(726)	(16)	(666)

	Dilutive shares outstanding	44,690	43,182	44,518

	Basic book value per common share	$59.42	$55.10	$56.99
	Diluted book value per common share	$57.53	$54.10	$55.18

[a]	The as-if converted method assumes that the proceeds received upon exercise of options will be retained by the Company and the resulting common shares from exercise will remain outstanding
[b]	Excludes the $430 million liquidation value of the preferred shares.

25

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 24 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 25 for a reconciliation of diluted book value per common share to basic book value per common share.

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